UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2019 (September 20, 2019)

HealthStream, Inc.

(Exact name of Registrant as Specified in Its Charter)

Tennessee	000-27701	62-1443555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 11th Avenue North, Suite 1000, Nashville, Tennessee		37203
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 615-301-3100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.00)	HSTM	Nasdaq

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 20, 2019, the Board of Directors (the “Board”) of HealthStream, Inc. (the “Company”) appointed Scott A. Roberts, age 43, as the Chief Financial Officer and Senior Vice President of the Company. Mr. Roberts had been serving as the interim Chief Financial Officer and Vice President of Accounting and Finance since February 26, 2019. A description of Mr. Roberts’ business background and experience is incorporated by reference to the Company’s definitive proxy statement filed on April 10, 2019.

Effective upon such appointment, Mr. Roberts will receive an annual base salary of $250,000.  In addition, in connection with his appointment to Chief Financial Officer and Senior Vice President, Mr. Roberts will be eligible to participate in the Company’s Amended 2019 Executive and Corporate Management Cash Incentive Bonus Plan at up to an amount equal to 30% of his base salary, pro-rated based on the number of days he serves as the Chief Financial Officer in 2019.

In connection with Mr. Roberts’ appointment, the Company entered into a Restricted Share Unit Agreement dated as of September 20, 2019 (the “RSU Agreement”) with Mr. Roberts. Pursuant to the RSU Agreement, Mr. Roberts was granted 3,500 time-based restricted share units, which will vest annually in increments of 15%, 20%, 30%, and 35% as of the first, second, third, and fourth anniversaries of the grant date, respectively, provided that Mr. Roberts is employed on such vesting dates.

Except as set forth above, there were no additional compensatory or other agreements or arrangements entered into, or modified or amended, between the Company and Mr. Roberts in connection with the foregoing appointment.

A copy of the press release announcing the appointment of Mr. Roberts is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1*	Press release of HealthStream, Inc. dated September 25, 2019
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HealthStream, Inc.

Date: September 25, 2019	By:	/s/ Robert A. Frist, Jr.
Robert A. Frist, Jr.
Chief Executive Officer